UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 1, 2023, Walgreens Boots Alliance, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce, among other things, that its Board of Directors (the “Board”) and Rosalind Brewer had mutually agreed that Ms. Brewer would step down as the Company’s Chief Executive Officer and as a member of the Board and that the Board had appointed Ginger Graham as the Company’s interim Chief Executive Officer, effective September 1, 2023.

This amendment to the Original 8-K (this “Amended 8-K”) amends and supplements the Original 8-K to provide details about Ms. Graham’s salary, compensation and other benefits in connection with her appointment. No other changes have been made to the Original 8-K.

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with her appointment as Interim Chief Executive Officer, on September 20, 2023, the Company and Ms. Graham entered into an offer letter, effective as of September 1, 2023, pursuant to which Ms. Graham will receive a base salary payable at a monthly rate of $820,000 beginning October 1, 2023. In connection with the commencement of her service, Ms. Graham will receive a special cash payment of $2,500,000. Ms. Graham will be eligible to participate in the Company’s health, welfare and retirement benefits offered to similarly situated employees as well as use of the corporate jet for all business and personal travel pursuant to the Company’s executive security policy, and will be offered temporary housing and relocation benefits consistent with Company policy. Ms. Graham will also be bound by confidentiality, non-solicitation, and non-competition restrictive covenants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: September 22, 2023	By:	/s/ Manmohan Mahajan
	Name:	Manmohan Mahajan
	Title:	Interim Global Chief Financial Officer